EXHIBIT 10.2
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                               GMX RESOURCES INC.

                             REGISTRATION AGREEMENT

     This Agreement is entered into as of this 5th day of April, 2004, by and between GMX Resources Inc., an Oklahoma corporation ("COMPANY"), and the person designated as the investor on the signature page of this Agreement ("INVESTOR").

     WHEREAS, the Investor has agreed to purchase shares of common stock of the Company as indicated on the signature page of this Agreement ("Shares") from the Company pursuant to a certain Investment Agreement between the Company and the Investor dated as of the date set forth on the signature page of this Agreement ("PURCHASE AGREEMENT");

     WHEREAS, the Purchase Agreement provides that the Company shall file, at its own expense, a registration statement registering the Shares to permit sale of the Shares in non-underwritten transactions as soon as possible after the date hereof; and

     WHEREAS, the Investor the Company desire to enter into this Agreement providing for matters relating to indemnification and procedures for registration of the Shares prior to the filing of such registration statement.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Investor and the Company agree as follows:

     1. Filing of Registration Statement. The Company shall file a shelf registration statement under the Securities Act of 1933, as amended ("ACT"), on Form S-3 (provided the Company is eligible to file a registration statement on Form S-3 at the date of filing) to register the Shares to permit sale or other disposition of the Shares in non-underwritten transactions ("REGISTRATION STATEMENT"). The Registration Statement shall be filed as soon as practicable after the date hereof. The Company shall have no obligation to register or maintain the registration of the Shares if it is not eligible for Form S-3.

     2. Effectiveness of Registration Statement. The Company shall use its best efforts to cause the Registration Statement to become effective under the Act as soon as practicable after the filing of the Registration Statement. In addition, the Company shall use its best efforts to maintain the effectiveness of the Registration Statement under the Act for a period of not less than one year following the date of the Purchase Agreement or until the intended distribution of Shares is completed, whichever occurs first.

     3. State Registration or Qualification. The Company shall use its best efforts to register or qualify the Shares covered by the Registration Statement for public sale under the securities or blue sky laws of the state of principal residence of the Investor, if such registration or qualification is necessary; provided, however, that the Company shall not be required by this Section 3 to qualify to do business as a foreign corporation or otherwise to subject itself to taxation therein, or to file any general consent to service of process in any state.

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     4. Delivery of Prospectuses. The Company shall provide to the Investor the number of prospectuses relating to the Shares as the Investor shall reasonably request to enable the Investor to comply with the applicable prospectus delivery requirements. If, during the effectiveness of the Registration Statement, an intervening event should occur which, in the reasonable opinion of the Company's counsel, makes the prospectus included in the Registration Statement no longer comply with the Act, after notice from the Company to the Investor of the occurrence of such an event, the Investor shall make no further sales or other dispositions, or offers therefor, of Shares under the Registration Statement until it receives from the Company copies of a new, amended or supplemented prospectus complying with the Act. The Company shall keep the Investor fully informed as to the status of its efforts, which shall be prompt and diligent, to cause such new, amended or supplemented prospectus to be available for use by the Investor.

     5. Expenses of Registration. The Company shall bear all of the expenses of registration or qualification of the Shares under the Act and under the state securities or blue sky laws as provided in Section 3 hereof; provided, however, that the Investor shall bear any selling expenses or commissions attributable to the Shares being sold by the Investor and shall bear fees and expenses of its own counsel, if any.

     6. Information to be Furnished by Investor. The Investor shall furnish in writing to the Company all information within the Investor's possession or knowledge required by the applicable rules and regulations of the Securities and Exchange Commission ("COMMISSION") concerning the proposed method of sale or other disposition of the Shares. The Investor shall notify the Company at least two business days in advance of any intended sale or distribution of the Shares so that as the Company and its counsel may reasonably determine that such sale will be in full compliance with the relevant portions of the Act and the Securities Exchange Act of 1934, as amended.

     7. Procedures. The Company shall (i) notify the Investor promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (ii) notify the Investor promptly of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or of additional information; (iii) prepare and file with the Commission, promptly upon the Investor's request, any amendment or supplement to such registration statement or prospectus which, in the opinion of counsel for the Investor and counsel for the Company, may be necessary or available in connection with the distribution of the Shares by such Investor;
(iv) prepare and promptly file with the Commission, and promptly notify the Investor of the filing of, such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (v) in case the Investor is required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the Act subject to clause (ix) below; (vi) not file any amendment or supplement to the Registration Statement or prospectus to which the Investor shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (vii) advise the Investor promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the

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Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (viii) furnish to the Investor as soon as available copies of the Registration Statement and each preliminary or final prospectus, or supplement required to be prepared, pursuant to this
Section 7, all in such quantities as the Investor may from time to time reasonably request; (ix) provided, however, that in no event shall the Company be obligated to keep the Registration Statement effective for a period longer than two years from the date of the Purchase Agreement plus a number of days equal to the number of days, if any, during which the Investor's right to offer and sell such Shares shall have been suspended pursuant to the provisions of
Section 4 hereof and the Company may after such period deregister any of the Shares remaining unsold if the Company elects to do so or if the Company or its staff so requests; and (x) if any of the Company's shares of common stock are then listed on any securities exchange, the Company will cause all shares covered by the Registration Statement to be listed on such exchange(s).

     8. Indemnification by Company. The Company will, to the maximum extent permitted by law, indemnify and hold harmless the Investor and each person, if any, who controls the Investor within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Investor or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereof, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Investor and each such controlling person for any legal or other expenses incurred by the Investor or such controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in conformance with written information relating to the identity of the Investor and the method of distribution of the Shares which is furnished or approved by the Investor.

     9. Indemnification by Investor. The Investor shall, to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of the Act, against any loss, claim, damage or liability of which the Company, or any such director, officer or controlling person may be or become subject under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, such prospectus, or amendment or supplement thereof, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each se to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the identity of the Investor and the method of distribution of the Shares and has been furnished or approved by Investor; or arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary prospectus, and if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such

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statement, alleged statement, omission or alleged omission and a copy of such final prospectus had not been sent or given at or prior to the confirmation of the sale with respect to which such loss, claim, damage, expense or liability relates.

     10. Notice to Indemnitor. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant thereto, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party.

     11. Notices. All notices required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given when reserved when delivered personally or, by facsimile, by overnight courier or by first class mail, postage prepaid, registered or certified with return receipt request, at the addresses set forth on the signature page or at such other address as either party shall designate in writing to the other.

     12. Governing Law. This Agreement shall in all respects be governed by and construed and enforced in accordance with the laws of the State of Oklahoma.












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                                SIGNATURE PAGE TO
                               GMS RESOURCES INC.
                             REGISTRATION AGREEMENT
                               DATED APRIL 5, 2004

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.



                                  "COMPANY"

                                  GMX RESOURCES, INC.
                                  9400 N. Broadway, Suite 600
                                  Oklahoma City, Oklahoma  73114


                                  By: /s/ Ken L. Kenworthy, Sr.
                                      ---------------------------------------
                                      Ken L. Kenworthy, Sr., Chief Financial
                                      Officer


                                  "INVESTOR"

                                  THE FOREST HILL SELECT FUND, L.P.


                                  By: FOREST HILL CAPITAL LLC,
                                      its general partner

Date of Purchase Agreement:

April 5, 2004                     By: /s/ Mark Lee
-------------                         ---------------------------------------
                                      Mark Lee, President


Number of Shares: 200,000         100 Morgan Keegan Drive, Suite 430
                  -------         Little Rock, Arkansas  72202
                                  Telecopy:  501-666-4492


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